UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 19, 2006

                           SOUND FEDERAL BANCORP, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                  000-24811                   22-3887679
-----------------------           ------------------         ------------------
(State or Other Jurisdiction)    (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1311 Mamaroneck Avenue, Suite 190, White Plains, New York            10605
---------------------------------------------------------          ----------
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (914) 761-3636
                                                     --------------


                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events
            ------------

     On June 19, 2006, the Company announced the results of its Special Meeting of Stockholders at which stockholders approved a Merger Agreement providing for the acquisition of the Company by Hudson City Bancorp, Inc.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Exhibits.

     The  following Exhibits are attached as part of this report:

     99   Press Release dated June 19, 2006



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  SOUND FEDERAL BANCORP, INC.



DATE: June 19, 2006                               By: /s/ Anthony J. Fabiano
                                                      ----------------------
                                                      Anthony J. Fabiano
                                                      Chief Financial Officer

                                  EXHIBIT INDEX


     Exhibit No.                  Description
     -----------                  -----------

         99                       Press Release dated June 19, 2006